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                               Exhibit Index

Exhibit No.    Exhibit
    1          Letter from Coopers & Lybrand L.L.P. pursuant to Item
               304(a)(3) of Regulations S-K.

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                                 Exhibit 1



April 3, 1997

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Farmer Bros. Co. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 3, 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


Coopers & Lybrand L.L.P.
Los Angeles, California